UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 12, 2016

Banner Corporation

(Exact name of registrant as specified in its charter)

Washington	0-26584	91-1691604
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 S. First Avenue

Walla Walla, Washington 99362

(Address of principal executive offices and zip code)

(509) 527-3636

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 8.01 Other Events.

As previously announced in the Current Report on Form 8-K filed by Banner Corporation (the “Company”) on October 2, 2015, the Company consummated its acquisition of Starbuck Bancshares, Inc. (“Starbuck”) and its subsidiary, AmericanWest Bank (“AmericanWest”) on October 1, 2015 (the “Merger”).

The Company is hereby filing as Exhibit 99.1 to this Current Report on Form 8-K the unaudited pro forma combined condensed consolidated statements of operations for the three months ended March 31, 2016 and the year ended December 31, 2015 reflecting the Merger. The Company previously filed unaudited pro forma financial statements reflecting the Merger, its acquisition of Siuslaw Financial Group and the acquisition by Starbuck of Greater Sacramento Bancorp as an exhibit to its Current Report on Form 8-K/A filed on December 11, 2015.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description of Exhibit

Exhibit 99.1	The unaudited pro forma combined condensed consolidated financial information listed in Item 8.01.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANNER CORPORATION

Date: May 12, 2016	By:	/s/ Lloyd W. Baker
Name: Lloyd W. Baker
Title: Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit	Description of Exhibit

Exhibit 99.1	The unaudited pro forma combined condensed consolidated financial information listed in Item 8.01.